Capital Lease Obligations	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Capital Lease Obligations
10.	Capital Lease Obligations

Capital Lease Obligations

	December 31,	December 31,
	2015	2014
	$	$
Suezmax Tankers	59,127	63,550
Less current portion	(4,546)	(4,422)

Long-term portion	54,581	59,128

As at December 31, 2015, Teekay LNG was a party to capital leases on two Suezmax tankers. Under these capital leases, the owner has the option to require Teekay LNG to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in October 2017 and July 2018, respectively.

The amounts in the table below assume the owner will not exercise its options to require Teekay LNG to purchase either of the two remaining vessels, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable (in October 2017 and July 2018, respectively), and sell the vessels to a third party, upon which the lease obligation will be extinguished. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by Teekay LNG.

As at December 31, 2015, the remaining commitments under the two capital leases, including the purchase obligations for the two Suezmax tankers, approximated $65.9 million, including imputed interest of $6.8 million, repayable from 2016 through 2018, as indicated below:

Year	Commitment
2016	$7,673
2017	$30,953
2018	$27,296

The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.